UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)  February 7, 2006
                                                       -------------------------

                                 Footstar, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

            1-11681                             22-3439443
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   (Commission File Number)          (IRS Employer Identification No.)

     933 MacArthur Boulevard
        Mahwah, New Jersey                               07430
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(Address of Principal Executive Offices)              (Zip Code)

                                 (201) 934-2000
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

           Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

          |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

          |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

          |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

          |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

           On February 7, 2006, the First Amended Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code of Footstar, Inc. (the "Company") became effective and the Company entered into the Amended and Restated Exit Credit Agreement (the "Credit Agreement"), by and among Footstar Corporation (together with the Company, the "Borrowers"), Bank of America, N.A., as Administrative Agent, Swingline Lender and Collateral Agent, General Electric Capital Corporation, as Syndication Agent, and the lenders thereunder. The Credit Agreement replaces the Amended and Restated Debtor-in-Possession and Exit Credit Agreement, dated as of June 25, 2004, as amended, that the Company had previously entered into during the pendency of its chapter 11 case.

           The Credit Agreement, subject to the terms and conditions thereunder, provides for up to $100,000,000 of revolving commitments (inclusive of a $40,000,000 sublimit for letters of credit). Availability under the Credit Agreement is determined by a borrowing base formula based upon inventory and accounts receivable. The maturity date under the Credit Agreement is the earlier to occur of (a) November 30, 2008 and (b) thirty days prior to the termination of the Company's Amended and Restated Master Agreement with Kmart Corporation and Sears Holdings Corporation, dated as of August 24, 2005, in accordance with
Section 4.2 thereof.

           The Credit Agreement is secured by substantially all of the Borrowers' assets. The Credit Agreement contains various affirmative covenants that the Company is required to comply with, including covenants pertaining to delivery of financial statements, notices of material events, information regarding collateral, existence, conduct of business, maintenance of properties, insurance, casualty and condemnation, books and records, inspection and audit rights, appraisals, compliance with laws, use of proceeds and letters of credit, additional subsidiaries, and after acquired real estate. The Credit Agreement also contains various negative covenants that the Company is required to comply with, including covenants pertaining to indebtedness and other obligations, liens, fundamental changes, investments, loans, advances, guarantees, acquisitions, asset sales, blocked sales, transfers, restricted payments, certain payments of indebtedness, transactions with affiliates, restrictive agreements, amendment of material documents, additional subsidiaries, excess availability, fixed charge coverage ratio, maximum capital expenditures, and sale and leaseback transactions.

           The foregoing description of the Credit Agreement is qualified in its entirety by reference to the Credit Agreement, which is incorporated herein by reference and attached hereto as Exhibit 10.1.

ITEM 8.01.  OTHER EVENTS.

           On February 13, 2006 the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein.

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
ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

           (c) Exhibits

          Exhibit No.                   Exhibit
          -----------                   -------

            10.1         Amended And Restated Exit Credit Agreement

            99.1         Press release of the Company dated February 13, 2006.










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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 13, 2006
                                      FOOTSTAR, INC.


                                      By:  /s/ Maureen Richards
                                          --------------------------------------
                                          Maureen Richards
                                          Senior Vice President, General Counsel
                                          and Corporate Secretary











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
                                  EXHIBIT INDEX


       Exhibit No.                       Description
       -----------                       -----------

        10.1             Amended And Restated Exit Credit Agreement

        99.1             Press release of the Company dated February 13, 2006.















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